Q 3 I N V E S T O R P R E S E N T A T IO N 1 INVESTOR PRESENTATION Q 3 | O c t o b e r 2 0 2 2 | N A S D A Q : M Y R G

Q 3 I N V E S T O R P R E S E N T A T IO N 2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. NOTE: Images used throughout this presentation may have been taken before COVID.

Q 3 I N V E S T O R P R E S E N T A T IO N 3 A MARKET LEADER D E L I V E R I N G E L E C T R I C A L C O N S T R U C T I O N S E R V I C E S F O R M O R E T H A N A C E N T U R Y 64 OFFICE LOCATIONS IN U.S. AND CANADA MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada. EXTENSIVE, CENTRALIZED FLEET REPORTABLE SEGMENTS TRANSMISSION & DISTRIBUTION COMMERCIAL & INDUSTRIAL HEALTHY ORGANIC & ACQUISITIVE GROWTH HEADQUARTERS 12150 E. 112TH AVE., HENDERSON, CO 80640 7,900+ EMPLOYEES AND EXECUTIVE TEAM WITH 33 YEARS OF INDUSTRY EXP. NASDAQ: MYRG STOCK TICKER SYMBOL GROWING REVENUE STRONG BACKLOG STABLE BALANCESHEET SUPERIOR SAFETY PERFORMANCE TCIR – 1.24 LTIR - 0.09 During 2021 LONG-STANDING CLIENT RELATIONSHIPS

Q 3 I N V E S T O R P R E S E N T A T IO N 4 Achieved record revenue in 2021, up 11% from 2020 $2.79B LTM 09/30/2022 $1.40B 2017 $1.53B 2018 $2.07B 2019 $2.50B 2021 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 28 YEARS IN A ROW $2.25B 2020 CAGR 15.6%

Q 3 I N V E S T O R P R E S E N T A T IO N 5 OUTLOOK • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, HVDC, and utility scale solar projects; and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact. • C&I projects have had slight impacts due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve. • Record LTM revenues and backlog. • Stimulus packages and infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this. • Strong balance sheet with $303.9M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.5x, which management believes is adequate liquidity to support our working capital needs, equipment investments, growth initiatives, and share repurchases.

Q 3 I N V E S T O R P R E S E N T A T IO N 6 E N H A N C E S O U R S T R O N G B A C K L O G We take a people first focus to encourage collaboration, safe practices, and long- term employment. We invest in our employees by providing trainings, leadership opportunities, cutting-edge tools and resources, and continuously improving safety protocols. Keeping safety at the center of our core values, we achieve industry-leading safety performance results. DEPTH & BREADTH OF EXPERTISE CLEAN ENERGY TRANSFORMATION PARTNERS BEING GOOD STEWARDS EMPOWERING OUR PEOPLE As a leading specialty electrical contractor, we have experience tackling electrical projects of various sizes and complexities. We cross sell our expertise, collaborate, and utilize resources throughout the organization to provide clients with customized solutions. We are proud to be a contractor of choice, and value the long-standing relationships we hold with our clients. Expanding our presence in key growth markets; building our portfolio; growing our footprint; and investing in our extensive fleet, technology, and training programs remains a key initiative to ensure we provide optimal value to our clients. As stewards of the environment, we understand that our collective actions contribute to the greater good and overall sustainability. We are aware that the critical nature of our work could impact the sensitive ecosystems surrounding our projects, and therefore take great pride in working with our clients to establish proactive environmental plans and protocols for our projects. With increased investments in infrastructure, technology, and efficiency across the renewable energy space we are broadening our capabilities and resources, and leveraging our expertise and industry knowledge to elevate our position as a strong partner delivering sustainable solutions that positively impact the clean energy horizon.

Q 3 I N V E S T O R P R E S E N T A T IO N 7 FINANCIAL SNAPSHOT Q3 HIGHLIGHTS We continue to build upon our success in growing the business as demonstrated by our third quarter performance. Our core markets remain active, presenting exciting opportunities to deepen and expand our market presence..….. Rick Swartz President and CEO “ ” $18.4M Net Income or $1.09 Per Diluted Share FINANCIAL OVERVIEW LTM AS OF 9/30/2022 $2.48B Record-Level Backlog $799.8M Revenue REVENUE NET INCOME EARNINGS PER DILUTED SHARE EBITDA* BUSINESS SEGMENT REVENUE $2.79B $79.5M $4.65 $165.2M $1.59B T&D $1.21B C&I *See reconciliation of non-GAAP measures in on slide 22

Q 3 I N V E S T O R P R E S E N T A T IO N 8 TRANSMISSION & DISTRIBUTION T & D B U S I N E S S S E G M E N T U P D A T E • T&D record LTM September 30, 2022 revenue of $1.59 Billion • ~ 50% of T&D business is Master Service Agreement work • Acquired the Powerline Plus Companies in January of 2022 Transmission Up to 765kV Distribution and Emergency Storm Restoration Substation Up to 765kV Clean Energy Foundations & Caissons and Directional Boring $893 $1,134 $1,154 $1,302 $1,585 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2018 2019 2020 2021 Q3 LTM 2022 M ill io ns T&D Revenue T&D Revenue 16.5% CAGR

Q 3 I N V E S T O R P R E S E N T A T IO N 9 T&D MARKET DRIVERS S T R O N G L O N G - T E R M O U T L O O K • Aging infrastructure, system hardening, grid reliability, and clean energy projects continue to serve as key drivers for continued investments in transmission infrastructure, which is is the backbone of a reliable, resilient, and clean electricity system. • The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) will invest significantly in our nation’s infrastructure over the next decade, including $73B for the electric grid and energy infrastructure. Approx. $180B has been announced or distributed so far this year. A $10.5B grid resilience program through DOE’s Grid Deployment Office is expected to announce funding opportunities by year end (enr.com, October 2022; Energy.gov, August 2022). • With added goals to bring the U.S. to 100% clean electricity by 2035, this transition will require significant investments in T&D infrastructure. Source: The C Three Group, North American Electric Distribution Market Forecast, October 2022 System Reliability & Resiliency Programs Aging Electric Grid Connecting Clean Energy Sources Plant Retirements Storm Hardening Digitizing the Economy “Overall spend increased 9.6% in 2021 over 2020. Investor-owned utility spend increased by 7.4%.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures Source: Edison Electric Institute, December 2021 Actual and Projected Transmission Investment (Nominal Dollars) K E Y S P E N D D R I V E R S U.S. investor-owned electric utilities will make about $140B in capital investments annually from 2021-2023 — higher than at any point in the last decade — as they roll out clean energy technologies and work to decarbonize the grid. (Utility Dive/Edison Electric Institute, Feb. 10, 2022)

Q 3 I N V E S T O R P R E S E N T A T IO N 10 COMMERCIAL & INDUSTRIAL C & I B U S I N E S S S E G M E N T U P D A T E • C&I record LTM September 30, 2022 revenue of $1.21 Billion • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively Commercial Telecommunications and Voice, Data , Video Systems Transportation/ Traffic Signals Clean Energy Industrial $638 $937 $1,093 $1,197 $1,205 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 Q3 LTM 2022 M il li o n s C&I Revenue C&I Revenue 18.5% CAGR

Q 3 I N V E S T O R P R E S E N T A T IO N 11 C&I OUTLOOK A C T I V E M A R K E T • Despite adverse effects of inflation and supply disruptions, our C&I segment sees steady bidding opportunities in our core markets including healthcare, clean energy, transportation and data centers. • The Infrastructure Investment and Jobs Act (IIJA) will direct $284B toward transportation including roads, bridges, airports, transit and more which could accelerate C&I project activity. In September, $1.5B was awarded to 26 transportation projects. The FHWA released $59.9B of 2023 formula funding for road and bridges in October. $50.3B more has yet to be distributed (enr.com, October 2022; transportation.gov, September 2022). • The Dodge Momentum Index rose to 183.2 (2000=100) in September, landing less than 5% below an all-time high. On a year-over-year basis, the index was 26% higher than September in 2021; with the commercial component up 25%, and institutional planning 28% higher (construction.com, October 7, 2022). • The American Institute of Architects reported a 51.7 reading in their September Architecture Billings Index – representing modest growth (aia.org, September 2022). Hospitals Data Centers Airport Projects Transportation Work E-Commerce Industrial Facilities Water/Wastewater Upgrades Clean Energy Projects C&I’s strong $1.4B backlog as of September 30, 2022, is driven by: Source: The Dodge Momentum Index, October 7, 2022

Q 3 I N V E S T O R P R E S E N T A T IO N 12 MARKET OPPORTUNITIES G R O W I N G C L E A N E N E R G Y G E N E R A T I O N M I X UTILITY-SCALE SOLAR Federal Tax Credits Renewable Portfolio Standards Carbon Policy State Tax Incentives Clean Power Portfolios CLEAN ENERGY DRIVERS SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, March 2022 • The generation mix across the U.S. is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand. • The current administration is promoting renewables development through several federal actions including record-breaking offshore wind lease sales, port investments to develop areas for manufacturing and staging hubs for offshore wind components, and working to fast-track solar, wind and geothermal projects onshore (whitehouse.gov, January 12, 2022). • Access to the first $1.5B of $5B towards the National Electric Vehicle Infrastructure (NEVI) program established by the IIJA has been granted by the Federal Highway Administration. Plans from all 50 states, D.C. and Puerto Rico were approved by FHWA (highways.dot.gov, September 2022). • The Dept. of Energy opened applications in September for a $7B program to fund the creation of regional clean hydrogen hubs, with applications due in 2023 (energy.gov September 2022). • The EIA’s July Short-Term Energy Outlook forecasted the largest increases in U.S. electricity generation to come from renewable energy sources, mostly solar and wind. They expect renewable sources will provide 22% of U.S. generation in 2022 and 24% in 2023, up from a share of 20% in 2021. (eia.gov, July 12, 2022) • In 2022 and 2023, the EIA expects 44GW of new utility-scale electric generating capacity to be added to the U.S. power grid -- almost half of the planned 2022 capacity additions are solar. (eia.gov/outlooks/steo, April 12, 2022). U.S. utility-scale battery storage capacity is expected to grow by 5.1 GW, or 84% (eia.gov, January 10, 2022). Overall, the EIA expects renewable sources will provide 22% of U.S. generation in 2022 and 24% in 2023, up from 20% in 2021 (eia.gov, October 12, 2022). In 2021, the US solar market installed record solar capacity and utility-scale solar had its biggest year yet at nearly 17 GWdc installed, more than double the utility solar installations from just two years prior. Utility-scale solar is expected to continue to grow in the double-digits, adding a total of 123 GWdc by 2027 and 244 GWdc by 2032. While the first half of the 2022 year saw lower installation rates due to supply chain constraints, trade policy issues, and shipment delays, 10GWdc of new utility PV solar contracts were signed – the largest number since 2019 – and increasing the pipeline 10% in Q2 compared to Q1 (seia.org, March and September 2022).

Q 3 I N V E S T O R P R E S E N T A T IO N 13 CLEAN ENERGY TRANSFORMATION PARTNERS Tremendous investment in electrical infrastructure is needed to meet the needs of the evolving energy landscape. As the clean energy sector expands, efforts to accelerate this transformation provide solid growth drivers for our business. MYR Group remains well-positioned to deliver this critical infrastructure, serving as a long-term partner for our clients as they strive to achieve robust decarbonization goals. We construct and maintain the electrical systems that power our nations, an expertise we have refined for more than 130 years. MYR Group plays a key role in building the infrastructure needed to deliver clean energy to the power grid.

Q 3 I N V E S T O R P R E S E N T A T IO N 14 POSITIONED FOR GROWTH S T R O N G M A R K E T C O U P L E D W I T H O U R C O M P E T I T I V E E D G E U.S./Canada Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects) C&I Strength in C&I sector (Airport, Healthcare, Data Center, Highway/Transportation) Renewables Clean energy initiatives driving increased construction spend SUCCESS STRATEGIC IMPERATIVES FINANCIAL STRENGTH Deliver positive financial results on a consistent basis while positioning the company for growth ORGANIZATIONAL EXCELLENCE Sustain a culture that aids in attracting, retaining, and developing the best people in the industry OPERATIONAL EXCELLENCE Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability CUSTOMER SATISFACTION Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers E n s u r e s w e a r e f o c u s e d o n t h e r i g h t w o r k a n d p r o g r a m s • Proven execution of corporate strategy • Strong financial position • Centralized operations to allow for greater efficiency and cross-collaboration • Strong presence in key markets with expanding geographic footprint • Future driven mindset to deploy new systems and technologies • Broadening our capabilities to support the development of clean energy infrastructure • Experienced leadership team • Reputation for excellence with customers

Q 3 I N V E S T O R P R E S E N T A T IO N 15 CORNERSTONES OF OUR SUSTAINABILITY PRACTICES Reducing our environmental impact, protecting the safety and wellbeing of our people, and supporting the communities where we live and operate remain a top priority as we continue to provide critical electrical infrastructure services that help power a clean energy future. >>View our 2021 Sustainability Report • Independent Chairman of the Board • Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors • 4 of 9 Board members are diverse • Conduct annual Board evaluations • Implemented majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based • Safety is a core value and our commitment results in achieving some of the best statistics in the industry • Prioritize the training and development of our employees • We endeavor to promote diversity and inclusion across the organization and provide opportunities for diverse vendors and suppliers • Provide employees with a network of wellness and benefits programs including tuition reimbursement • Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities • Active member and partner to numerous industry organizations • We strive for sustainability on all our projects by reducing waste and diligently implementing measures that minimize our impact • Adhere to environmental compliance requirements on projects • Implement environmentally-friendly measures and company programs with the goal of reducing our carbon footprint such as: • Employed telematics system on most of our fleet assets • Waste recycling and reduction both in the office and our field operations • LED lighting and occupancy sensors • Efficient paper consumption measures and eliminating use of disposable kitchen products • Enrolling in programs that power our facilities with certified clean energy

Q 3 I N V E S T O R P R E S E N T A T IO N 16 DELIVERING STRONG RETURNS D I V I D E N D A D J U S T E D S T O C K R E T U R N MYRG - CAGR 19.94% EME - CAGR 7.97% PWR - CAGR 28.56% MTZ - CAGR 5.14% DY - CAGR (3.22%) -150.0% -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% Dividend Adjusted Stock Return (01/02/2018 - 09/30/2022) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2018 35.75$ 80.16$ 38.67$ 50.05$ 111.59$ 9/30/2022 84.73$ 115.34$ 127.39$ 63.50$ 95.53$ Div. Adj. Stock Return 137.0% 43.9% 229.4% 26.9% -14.4%

Q 3 I N V E S T O R P R E S E N T A T IO N 17 BALANCE SHEET STRENGTH W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $50.7 $57.8 $44.4 $52.4 $68.2 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2018 2019 2020 2021 Q3 LTM 2022 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 18.6% 16.2% 13.0% 10.9% 6.1% 0.0% 5.0% 10.0% 15.0% 20.0% EME MYRG MTZ PWR DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2018 2019 2020 2021 09/30/22 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRG 3-year period is September 2020 – September 2022 3-year period for PWR, MTZ, and EME is June 2020 – June 2022 DY period is July 2020 – July 2022 • Little off-balance-sheet leverage • Low debt leverage • Strong balance sheet with $303.9M in availability under our $375.0M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients

Q 3 I N V E S T O R P R E S E N T A T IO N 18 FINANCIAL PERFORMANCE D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,531 $2,071 $2,247 $2,498 $2,791 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2018 2019 2020 2021 Q3 LTM 2022 M ill io n s Revenue by Work Type Trans. Dist. C&I 17.4% CAGR $1.50 $1.65 $1.79 $2.41 $2.44 $2.48 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 4 4 4 1 2 3 2019 2020 2021 2022 B ill io ns Backlog Backlog > 12 Mo 12 Mo. Backlog 20.0% CAGR $86.6 $101.2 $132.4 $164.2 $165.2 $- $50 $100 $150 $200 2018 2019 2020 2021 Q3 LTM 2022 M il li o n s EBITDA * EBITDA 18.8% CAGR $1.87 $2.26 $3.48 $4.95 $4.65 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2018 2019 2020 2021 Q3 LTM 2022 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 27.5% CAGR * For reconciliation of EBITDA to net income, see page 22 QTR YEAR

Q 3 I N V E S T O R P R E S E N T A T IO N 19 EXPERIENCED LEADERS E X E C U T I V E S & B O A R D O F D I R E C T O R S MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Betty Johnson Chief Financial Officer 22 years with MYRG 33 years in the industry EXECUTIVE LEADERSHIP Rick Swartz Chief Executive Officer 40 years with MYRG 40 years in the industry Tod Cooper Chief Operating Officer, T&D 31 years with MYRG 33 years in the industry Jeff Waneka Chief Operating Officer, C&I 31 years with MYRG 38 years in the industry William Fry Chief Legal Officer 3 years with MYRG 24 years in the industry 25 YEARS EXECUTIVE TEAM AVERAGES 33 YEARS IN OUR INDUSTRY WITH MYR GROUP of 9 directors have significant construction/utility experience6 VARIED TENURE 7:2 4 of 9 directors are diverse 2 of 9 directors are women Short: Long Tenure MAJORITY INDEPENDENT 89% 8 Independent Directors 1 Non-Independent Directors 7 of 9 have 0-7 years 2 of 9 have 11+ years DIVERSE DIRECTORS

Q 3 I N V E S T O R P R E S E N T A T IO N 20 PRUDENT CAPITAL RETURNS Authorized $75 million share repurchase program • Effective May 5, 2022; will expire November 7, 2022, or when the authorized funds are exhausted, whichever is earlier • As of September 30, 2022, the Company had $41.6 million of remaining availability to repurchase shares of the Company’s common stock under the Repurchase Program CREATING SHAREHOLDER VALUE STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise • Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology, and equipment ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships

Q 3 I N V E S T O R P R E S E N T A T IO N 21 MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments. REPRESENTATIVE CUSTOMER SAMPLE

Q 3 I N V E S T O R P R E S E N T A T IO N 22 EBITDA RECONCILIATION D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. ($ In Mi l l ions , Except Per Share Amounts)* LTM 2018 2019 2020 2021 9/30/2022 Net Income 31.3$ 36.2$ 58.8$ 85.0$ 79.5$ Interest Expense, net 3.6 6.2 4.6 1.7 2.5$ Income Tax Expense 11.8 14.2 22.6 31.3 28.4$ Depreciation and Amortization 39.9 44.5 46.4 46.2 54.8$ EBITDA 86.6$ 101.2$ 132.4$ 164.2$ 165.2$ Diluted Weighted Average Shares Outstanding 16.6 16.7 16.9 17.2 17.1 EBITDA per Diluted Share 5.22$ 6.06$ 7.84$ 9.57$ 9.68$ Revenue 1,531.2$ 2,071.2$ 2,247.4$ 2,498.3$ 2,790.6$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Q 3 I N V E S T O R P R E S E N T A T IO N 23 DEFINITIONS F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUITERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 | DGutierrez@dresnerco.com BETTY JOHNSON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 | Bjohnson@myrgroup.com